                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

                2000 STOCK AWARD AND INCENTIVE PLAN ("THE PLAN")
                        EMPLOYEE STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Agreement") confirms the grant on
_____________ ___, 20__ (the "Grant Date") by INTERNATIONAL FLAVORS & FRAGRANCES
INC., a New York corporation (the "Company"), to ____________________
("Employee"), for the purpose set forth in Section 1 of the Plan, of an option
(the "Option") to purchase shares of the Company's Common Stock, par value
$.12-1/2 per share (the "Shares"), as follows:

       Shares purchasable:           ________ Shares

       Exercise Price:               $_____ per Share, being the fair market
                                     value thereof on the Grant Date

       Option vests and be-          As to one-third of the Shares on each of
         comes exercisable:          the first, second and third anniversaries
                                     of the Grant Date, except that different
                                     vesting and exercisability provisions may
                                     apply upon the occurrence of certain events
                                     specified in Section 5 or 6 hereof

       Expiration Date:              The tenth anniversary of the Grant Date (at
                                     the close of business) (the "Stated
                                     Expiration Date") or, in the event
                                     Employee's employment by the Company or its
                                     subsidiaries earlier terminates, then at
                                     the date the Option expires or ceases to be
                                     exercisable as provided under Section 5
                                     hereof, or, in the event of a Change in
                                     Control, as provided in Section 6

The Option is subject to the terms and conditions of the Plan and this
Agreement, including the Terms and Conditions of Option Grant attached hereto.
The number and kind of shares purchasable and the Exercise Price are subject to adjustment in accordance with Section 11(c) of the Plan.

         Employee acknowledges and agrees that (i) the Option is
nontransferable, except as provided in Section 4 hereof and Section 11(b) of the
Plan, (ii) the Option, and certain amounts of gain realized upon exercise of the
Option, are subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, as set forth in Section 7 hereof and Section 10 of the Plan, (iii) the Option is subject to forfeiture in the event of
Employee's termination of employment in certain circumstances, as provided in
Section 10 of the Plan and Section 5 hereof, (iv) sales of Shares will be subject to the Company's policies regulating securities trading by employees and the securities laws of the United States and (v) a copy of the Plan and related prospectus have previously been delivered to Employee, are being delivered to
Employee or are available as specified in Section 1 hereof.

         IN WITNESS WHEREOF, International Flavors & Fragrances Inc. has caused this Agreement to be executed by its officer thereunto duly authorized, and
Employee has duly executed this Agreement, as of the Grant Date, both parties intending to be legally bound hereby.

Employee                              INTERNATIONAL FLAVORS &
                                         FRAGRANCES INC.

                                      By:
---------------------------------         ---------------------------------
NAME                                      NAME:
                                          TITLE:

                      TERMS AND CONDITIONS OF OPTION GRANT

         The following Terms and Conditions apply to the Option granted to
Employee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the "Company"), as
specified on the preceding page. Certain specific terms of the Option, including the number of shares purchasable, vesting and expiration dates, and the Exercise
Price, are set forth on the preceding page.

         1. GENERAL. The Option is granted to Employee under the Company's 2000
Stock Award and Incentive Plan (the "Plan"), a copy of which is available for review, along with other documents constituting the "prospectus" for the Plan, on the Company's intranet site at One IFF/Corporate/Law Department. All of the terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein (or in the preceding page) shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the
Plan, the provisions of the Plan govern. By accepting the grant of the Option,
Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), rules and regulations under the Plan adopted from time to time, and decisions and determinations of the Company's
Compensation Committee (the "Committee") made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to the Option.

         2. RIGHT TO EXERCISE OPTION. Subject to all applicable laws, rules, regulations and the terms of the Plan and this Agreement, Employee may exercise the Option if and to the extent it has become vested and exercisable but not after the Stated Expiration Date of the Option.

         3. METHOD OF EXERCISE. To exercise the Option, Employee must (a) give written notice to the Secretary of the Company, which notice shall specifically refer to this Agreement, state the number of Shares as to which the Option is being exercised, the name in which he or she wishes the Shares to be issued, and be signed by Employee, and (b) pay in full to the Company the Exercise Price of the Option for the number of Shares being purchased either (i) in cash
(including by check), payable in United States dollars, (ii), by delivery of
Shares already owned by Employee (which Shares must have been held for at least six months if they were acquired under any plan of the Company) having a fair market value, determined as of the date the Option is exercised, equal to all or the part of the aggregate Exercise Price being paid in this way or (iii) in any other manner then permitted by the Committee. Once Employee gives notice of exercise, such notice may not be revoked. When Employee exercises the Option, or part thereof, the Company will transfer Shares (or make a certificate-less credit) to Employee's brokerage account at a designated securities brokerage firm or otherwise deliver Shares to Employee. No Employee or Beneficiary shall have at any time any rights with respect to shares covered by this Agreement prior to issuance of certificates (or certificate-less credit) therefor following exercise of the Option as provided above. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of issue of such stock certificates (or credit).

         4. TRANSFERABILITY. Except to the extent permitted under and subject to the conditions of Section 11(b) of the Plan, the Option may not be assigned or transferred in any way by the Employee, except at the Employee's death, by his or her will or pursuant to the applicable laws of descent and distribution or to his or her designated Beneficiary, and in the event of his or her death the
Option shall be exercisable as provided in Section 5 hereof. If Employee shall attempt to make such prohibited assignment or transfer, the unexercised portion of the Option shall be null and void and the Company shall have no further liability hereunder.

         5. TERMINATION PROVISIONS. The following provisions shall govern the vesting, exercisability and expiration of the Option in the event of termination of Employee's employment in various ways.

               (a) Subject to clauses (b), (c) , (d) and (e) of this Section 5,
Employee shall have the right to exercise the Option only so long as he or she remains in the employ of the Company or a subsidiary of the Company, including a subsidiary which becomes such after the date of this Agreement, but if he or she voluntarily resigns, is terminated without cause, dies while employed by the
Company (except as set forth below) or, with less than ten years in the employ of the Company or a subsidiary of the Company, retires before the age of 62,
Employee or his or her legal representative, distributee, legatee or designated
Beneficiary, as the case may be, may exercise within three months after such resignation,

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termination, death or retirement (but in each case not later than the Stated
Expiration Date) the Option as to the balance, if any, of the Shares which were not previously exercised and which were vested and exercisable hereunder at the date of such resignation, termination, death or retirement. If Employee is granted a leave of absence for military or governmental service or other purposes approved by the Board, he or she shall be considered as continuing in the employ of the Company, or of a subsidiary of the Company, for the purpose of this subsection, while on such authorized leave of absence. In such event, the
Committee in its sole discretion may also extend the option period or make such other modification to this Agreement as it may determine.

               (b) If Employee retires between the ages of 55 and 62 after having achieved ten or more years in the employ of the Company or a subsidiary of the Company, he or she shall continue, for a period of three years after such retirement, to have the right to exercise the Option, but not after the Stated
Expiration Date and subject to the following sentence, as to (i) the balance, if any, of the Option that was not previously exercised and that was vested and exercisable hereunder at the date of such retirement and (ii) the remaining portion of the Option when and to the extent it becomes vested and exercisable hereunder during such three-year period. Notwithstanding the foregoing, Employee shall forfeit any right to exercise the Option if, during such three-year period, any of the Forfeiture Events set forth in Section 10 of the Plan occur.
Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in applying such three-year period to
Forfeiture Events.

               (c) If Employee retires at age 62 or older, he or she shall continue to have the right to exercise thereafter, but not after the Stated
Expiration Date, (i) the balance, if any, of the Option that was not previously exercised and that was vested and exercisable hereunder at the date of such retirement and (ii) the remaining portion of the Option when, and to the extent it becomes vested and exercisable hereunder.

               (d) If Employee, with ten or more years in the employ of the
Company or a subsidiary of the Company, dies, between the ages of 55 and 62, while employed by the Company, his or her legal representative, distributee, legatee or designated Beneficiary, as the case may be, may exercise within 12 months after such death (but not later than the Stated Expiration Date) the
Option as to the balance, if any, of the Shares which were not previously exercised and which were vested and exercisable hereunder at the date of such death.

               (e) If the Employee dies while employed by the Company or after having retired from the employ of the Company, in either case at age 62 or older, the balance of the Option that was not previously exercised, whether or not previously exercisable and vested, shall become fully exercisable and vested, and his or her legal representatives, distributees, legatees or designated Beneficiary, as the case may be, may exercise such balance within 12 months after the date of his or her death (but not later than the Stated
Expiration Date).

               (f) If the Employee becomes totally disabled while employed by the Company, the balance of the Option that was not previously exercised, whether or not previously exercisable and vested, shall become fully exercisable and vested as of the date of such total disability, upon written evidence of such total disability from a medical doctor in a form satisfactory to the
Company, and he or she (or his or her guardian or legal representative) may exercise such balance until the Stated Expiration Date.

         6. CHANGE IN CONTROL PROVISIONS. The provisions of Section 9 of the
Plan shall not apply to the Option, except as specifically provided in this
Section 6. In the event of a Change in Control (as defined in Section 9 of the
Plan), the Option will be immediately cancelled, and the Company will pay to the
Employee in cash an amount equal to (i) the Fair Market Value of a Share at the date of the Change in Control minus the Exercise Price per share of the Option
(this amount being the "Initial Cash-Out Amount") times (ii) the number of shares that remained subject to the Option (whether or not vested) at the time of the Change in Control (this payment will be required only if it is a positive amount). Such cash payment shall be made in a lump sum at the date of the Change in Control, if the Company had at least five business days' notice of the likelihood that the Change in Control would occur, or, if not, within five business days after the Change in Control. In addition, at the date 60 days after the Change in Control, the Company shall make an additional payment to the
Employee equal to (i) the Change in Control Price (as defined in Section 9 of the Plan) minus the Initial Cash-Out Amount times (ii) the number of shares that remained subject to the Option (whether or not vested) at the time of the Change in Control (this

                                       3

payment will be required only if it is a positive amount). Upon a Change in
Control, Employee will have no rights with respect to the Option except as provided in this Section 6.

         7. FORFEITURE PROVISIONS. Employee agrees that, by signing this
Agreement and accepting the grant of the Option, the forfeiture conditions set forth in Section 5(b) hereof and in Section 10 of the Plan shall apply to this
Option and to gains realized upon the exercise of this Option.

         8. EMPLOYEE REPRESENTATIONS AND WARRANTIES, CONSENTS AND
ACKNOWLEDGEMENTS.

               (a) As a condition to the exercise of the Option, the Company may require Employee to make any representation or warranty to the Company as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 5(b) hereof and Section 10 of the Plan.

               (b) By signing this Agreement, Employee voluntarily acknowledges and consents to the collection, use processing and transfer of personal data as described in this clause (b). Employee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Employee's ability to participate in the Plan.
The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including
Employee's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in Employee's favor ("Data"). The
Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on Employee's behalf to a broker or other third party with whom Employee may elect to deposit any Shares acquired pursuant to the Plan. Employee may, at any time, review
Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect
Employee's ability to participate in the Plan.

               (c) Employee's participation in the Plan is voluntary. The value of the Option is an extraordinary item of compensation. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Rather, the awarding of the Option to Employee under the Plan represents a mere investment opportunity.

               (d) EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN,
THE PROSPECTUS FOR THE PLAN AND OTHER DOCUMENTS RELATED TO THE PLAN
(COLLECTIVELY, THE "PLAN DOCUMENTS"). THE COMPANY WILL DELIVER THE PLAN
DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS
INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE
COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL
ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE'S
REVIEW, DOWNLOAD OR PRINTING AND WILL PROVIDE INSTRUCTIONS ON WHERE THE PLAN
DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY,
EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS
ELECTRONICALLY THROUGH THE COMPANY'S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE
RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST
FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 9(d) HEREOF. EMPLOYEE'S
CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN
EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE'S PARTICIPATION
IN THE PLAN AND (II) THE WITHDRAWAL OF EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY
OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE
RIGHT AT ANY TIME TO WITHDRAW

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HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS BY SENDING A
WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN SECTION 9(d) HEREOF. IF
EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL
RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS
OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS
ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT
THE PLAN DOCUMENTS ARE AVAILABLE IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE
COMPANY DETERMINES IN ITS SOLE DISCRETION.

         9. MISCELLANEOUS.

               (a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Option, and supersedes any prior agreements or documents with respect to the Option. No amendment or alteration of this Agreement which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of this Agreement which may materially and adversely affect the rights of Employee under the Option shall be valid unless expressed in a written instrument executed by Employee.

               (b) No Promise of Employment. The Option and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an employee of the Company for any period of time, or at any particular rate of compensation. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding options shall not be affected. The grant of stock options under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of stock options or benefits in lieu of stock options in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

               (c) Governing Law. The validity, construction, and effect of this
Agreement shall be determined in accordance with the laws (including those governing contracts) of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law. The Option and the granting thereof are subject to the Company's compliance with the applicable law of the jurisdiction of Employee's employment.

               (d) Notices. Any notice to be given the Company under this
Agreement shall be addressed to the Company at 521 West 57th Street, New York,
NY 10019, attention: Corporate Secretary, and any notice to the Employee shall be addressed to the Employee at Employee's address as then appearing in the records of the Company.

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